UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

abrdn Global Dynamic Dividend Fund
abrdn Total Dynamic Dividend Fund
abrdn Global Premier Properties Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABRDN GLOBAL DYNAMIC DIVIDEND FUND
ABRDN TOTAL DYNAMIC DIVIDEND FUND
ABRDN GLOBAL PREMIER PROPERTIES FUND
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To be held on May 16, 2024

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund and abrdn Global Premier Properties Fund (each, a "Fund," and collectively, the "Funds") and any adjournments or postponements thereof will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 (each meeting, an "Annual Meeting," and collectively, the "Annual Meetings") on the following dates and at the following times:

abrdn Global Dynamic Dividend Fund (NYSE: AGD)	May 16, 2024	9:00 a.m. Eastern Time
abrdn Total Dynamic Dividend Fund (NYSE: AOD)	May 16, 2024	9:30 a.m. Eastern Time
abrdn Global Premier Properties Fund (NYSE: AWP)	May 16, 2024	10:00 a.m. Eastern Time

The purpose of the Annual Meetings is to consider and act upon the following proposals (each, a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

AGD — To elect one Class I Trustee to serve until the 2027 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

AOD — To elect one Class I Trustee to serve until the 2027 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

AWP — To elect one Class I Trustee to serve until the 2027 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

Each Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on April 1, 2024 (the "Record Date"). Even if you expect to attend an Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being mailed to shareholders on or about April 8, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on Thursday, May 16, 2024: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at https://www.abrdnagd.com (for AGD) https://www.abrdnaod.com (for AOD) and https://www.abrdnawp.com (for AWP). On each Fund's website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Boards of Trustees,

Megan Kennedy, Vice President and Secretary
abrdn Global Dynamic Dividend Fund
abrdn Total Dynamic Dividend Fund
abrdn Global Premier Properties Fund

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 8, 2024
Philadelphia, Pennsylvania

ABRDN GLOBAL DYNAMIC DIVIDEND FUND ("AGD")
ABRDN TOTAL DYNAMIC DIVIDEND FUND ("AOD")
ABRDN GLOBAL PREMIER PROPERTIES FUND ("AWP")

(each, a "Fund" and collectively, the "Funds")

1900 Market Street, Suite 200
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders
each to be held on May 16, 2024

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Trustees (each, a "Board," and collectively, the "Boards," with members of each Board being referred to as "Trustees") to be voted at the Annual Meeting of Shareholders of each Fund (each, a "Meeting," and collectively, the "Meetings") and at any adjournments or postponements thereof to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 on the following dates and at the following times:

abrdn Global Dynamic Dividend Fund (NYSE: AGD)	May 16, 2024	9:00 a.m. Eastern Time
abrdn Total Dynamic Dividend Fund (NYSE: AOD)	May 16, 2024	9:30 a.m. Eastern Time
abrdn Global Premier Properties Fund (NYSE: AWP)	May 16, 2024	10:00 a.m. Eastern Time

A Notice of Annual Meetings of Shareholders and a proxy card (the "Proxy Card") accompany this Joint Proxy Statement. This Joint Proxy Statement is first being mailed on or about April 8, 2024 to shareholders of record as of April 1, 2024.

The purpose of each Meeting is to consider and act upon the following proposals (each a "Proposal"), as applicable to each Fund:

AGD — To elect one Class I Trustee to serve until the 2027 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

AOD — To elect one Class I Trustee to serve until the 2027 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

AWP — To elect one Class I Trustee to serve until the 2027 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

All properly executed proxies received prior to a Meeting will be voted at that Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" each Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before each Meeting or any adjournments or postponements thereof. Any Proxy Card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending a Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on the Proxy Card. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at each Meeting.

In order to transact business at the Meetings, a "quorum" must be present for each Meeting. Under each Fund's Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the respective Fund on the record date. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter at a Meeting.

The election of a Trustee to a Board requires the affirmative vote of a plurality of the shares entitled to vote for the election of any Trustee present or represented by proxy at a Meeting with a quorum present. Under a plurality vote, the nominees who receive the highest number of votes will be elected even if they receive less than a majority of the votes. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of the Trustees. All properly executed proxies received prior to the Meetings will be voted, at the Meetings or at any adjournments or postponements thereof, in accordance with the instructions marked thereon. Proxies received prior to the Meetings on which no vote is indicated will be voted "FOR" the election of the Trustees.

Brokers holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meetings. Under the rules of the New York Stock Exchange ("NYSE"), such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by a Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Each Proposal is a "routine" matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Proposal.

The chair of a Meeting shall have the power to adjourn the Meeting without further notice other than announcement at that Meeting. Each Board of Trustees also has the power to postpone a Meeting to a later date and/or time in advance of the Meeting. Abstentions and broker non-votes will have the same effect at any adjourned or postponed meeting as noted above. Any business that might have been transacted at a Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present.

Written notice of an adjournment of a Meeting, stating the place, date and hour thereof, shall be given to each shareholder entitled to vote thereat at least ten (10) days prior to the Meeting, if the Meeting is adjourned to a date more than one hundred twenty (120) days after the original Record Date set for the Meeting.

We will admit to each Meeting (1) all shareholders of record on April 1, 2024 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend a Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at a Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on April 1, 2024 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof.

Each Fund has one class of shares, no par value per share. Each share of a Fund is entitled to one vote at the Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of each Fund were issued and outstanding:

AGD	24,865,080
AOD	105,430,998
AWP	85,407,951

Important Notice Regarding the Availability of Proxy Materials for the Meetings to Be Held on Thursday, May 16, 2024: The Proxy Materials and each Fund's most recent annual report for the fiscal year ended October 31, 2023 are available on the Internet at https://www.abrdnagd.com (for AGD) https://www.abrdnaod.com (for AOD) and https://www.abrdnawp.com (for AWP). Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2023 and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Funds c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend a Meeting.

The Election of one Class I Trustee

Pursuant to each Fund's Agreement and Declaration of Trust, each Board is divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. If elected, each nominee is entitled to hold office until a Fund's annual meeting of shareholders in the year noted below or until his or her successor is elected and qualifies. Trustees who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of a Fund, the Fund's investment adviser, abrdn Investments Limited (the "Investment Adviser") or, with respect to abrdn Global Premier Properties Fund, the Fund's investment sub-adviser, abrdn Inc. (the "Sub-Adviser"), are referred to in this Joint Proxy Statement as "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in this Joint Proxy Statement as "Independent Trustees."

Each Board, including the Independent Trustees, upon the recommendation of such Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees, has nominated the following nominee to its Board:

abrdn Global Dynamic Dividend Fund	John Sievwright (Class I Trustee, 3-year term ending 2027)
abrdn Total Dynamic Dividend Fund	John Sievwright (Class I Trustee, 3-year term ending 2027)
abrdn Global Premier Properties Fund	John Sievwright (Class I Trustee, 3-year term ending 2027)

The nominee has indicated an intention to serve as Trustee if elected and has consented to be named in this Joint Proxy Statement.

It is the intention of the persons named as proxies on the enclosed Proxy Card(s) to vote "FOR" the election of the nominee for each Class I Trustee to serve for a three-year term. Each Board knows of no reason why the nominee would be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as such Board may recommend.

The following tables set forth certain information regarding the nominee for election to the Boards of the Funds, Trustees whose terms of office continue beyond the Meetings, and the principal officers of the Funds. abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as "abrdn" in the tables below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Nominee for Independent Trustee:
John Sievwright** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2024 for each Fund Trustee of each Fund since 2018

Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020) (provider of legal, finance, complex strategies, post-settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm (since August 2021) and Chair of the Board of LoopFX (fin-tech start-up operating in large foreign currency institutional transactions) (since Sept. 2022).

				6 Registrants consisting of 8 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Interested Trustee whose term of office continues beyond the Meetings:
Stephen Bird†† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1967	Class III Trustee	Term expires 2026 for each Fund Trustee of each Fund since 2021

Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital—where he was director of UK operations from 1996 to 1998—and at British Steel.

				15 Registrants consisting of 33 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Independent Trustees whose terms of office continue beyond the Meetings:
P. Gerald Malone** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class II Trustee	Term expires 2025 for each Fund Trustee of each Fund since 2018

Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as a non-executive director of U.S. healthcare company Bionik Laboratories Corp. (2018—July 2022), as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.

				8 Registrants consisting of 26 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Todd Reit c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class II Trustee	Term expires 2025 for each Fund Trustee of each Fund since 2023

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

				9 Registrants consisting of 9 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Nancy Yao** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2026 Trustee of each Fund since 2018

Ms. Yao is a lecturer on accounting and governance at Yale University. She is also a strategic consultant. Ms. Yao was the President of the Museum of Chinese in America from 2015 until 2023. Prior to that, she served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Yao launched the Asia coverage at the Center for Financial Research and Analysis (currently known as RiskMetrics), served as the inaugural director of policy research of Goldman Sachs' Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Yao is a board member of the National Committee on U.S.-China Relations, a member of the Council on Foreign Relations.

				8 Registrants consisting of 8 Portfolios	None.

*  As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios, The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios).

**  Member of the Nominating and Corporate Governance Committee.

***  Current directorships (excluding Fund Complex) as of the most recent fiscal year end held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities

Exchange Act of 1934, as amended (the "1934 Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

†  Member of the Audit Committee.

††  Deemed to be an Interested Trustee of each Fund because of his position held with abrdn plc, the parent company of the Funds' Investment Adviser and Sub-Adviser, as applicable.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

Each Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on their respective Board. Each Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. Each Board has also considered the contributions that each Trustee can make to the respective Board on which he or she serves and to the Fund(s).

A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund(s) and other funds/portfolios in the abrdn complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Yao, financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Reit, banking and asset management experience and experience as a board member; Mr. Sievwright, banking and accounting experience and experience as a board member of public companies; Mr. Bird, Chief Executive Officer of abrdn and prior Chief Executive Officer of other public companies.

Each Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, each Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the respective Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC") and do not constitute holding out a Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

OFFICERS

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least Past Five Years
Joseph Andolina** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President, Compliance of the Funds	Since 2018

Currently, Chief Risk Officer—Americas and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as U.S. Counsel since 2012.

Martin Connaghan c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President of AGD and AOD	Since 2018

Currently an Investment Director on the Global Equity Team at abrdn Inc. Martin joined abrdn in 2001, via the acquisition of Murray Johnstone. Martin has held a number of roles including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.

Katherine Corey** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President of the Funds	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Joshua Duitz** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President of AGD and AOD	Since 2018	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Sharon Ferrari** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer of the Funds	Treasurer and Chief Financial Officer since 2023. Fund officer since 2018.	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined the company in 2008.
Katie Gebauer** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President of the Funds	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President of the Funds	Since 2018

Currently, Executive Director, Product & Client Solutions—Americas for abrdn Inc., overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least Past Five Years
Heather Hasson** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President of the Funds	Since 2022. Fund officer since 2018	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.
Robert Hepp** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President of the Funds	Since 2022	Currently, Senior Product Governance Manager, Product Governance US at abrdn Inc. Mr. Hepp joined abrdn Inc. in 2016.
Megan Kennedy** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Funds	Since 2018	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. as a Senior Fund Administrator in 2005.
Andrew Kim** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President of the Funds	Since 2022	Currently, Senior Product Governance Manager, Product Governance US for abrdn Inc. Mr. Kim joined abrdn Inc. in 2013.
Brian Kordeck** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President of the Funds	Since 2022	Currently, Senior Product Manager—US for abrdn. Mr. Kordeck joined abrdn Inc. in 2013.
Michael Marsico** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President of the Funds	Since 2022	Currently, Senior Product Manager—US for abrdn. Mr. Marsico joined abrdn Inc. in 2014.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1973	President of the Funds	Since 2018	Currently, Head of Closed End Funds & Managing Director—Corporate Finance. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Funds	Since 2018

Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously Ms. Sitar was Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

*  Officers hold their positions with each Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Board of Trustees.

**  Each officer may hold one or more officer position(s) in one or more other funds which are part of the Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the abrdn Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee as of October 31, 2023.

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(2)
Nominee for Independent Trustee:
John Sievwright	AGD: $1 — $10,000	$50,001 — $100,000
AOD: $1 — $10,000
AWP: $1 — $10,000
Interested Trustee:
Stephen Bird	AGD: $1 — $10,000	$50,001 — $100,000
AOD: $1 — $10,000
AWP: $1 — $10,000
Independent Trustees:
P. Gerald Malone	AGD: $1 — $10,000	$50,001 — $100,000
AOD: $1 — $10,000
AWP: $1 — $10,000
Todd Reit(3)	AGD: $1 — $10,000	$10,001 — $50,000
AOD: $1 — $10,000
AWP: $1 — $10,000
Nancy Yao	AGD: $1 — $10,000	$50,001 — $100,000
AOD: $1 — $10,000
AWP: $1 — $10,000

(1)  This information has been furnished by each Trustee. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that are advised by the Investment Adviser, or an affiliate of the Investment Adviser, and that hold themselves out to investors as related companies for purposes of investment and investor services.

(3)  Mr. Reit was appointed to each Board effective June 13, 2023.

As of October 31, 2023, each Fund's Trustees and officers, in the aggregate, owned less than 1% of that Fund's outstanding equity securities. As of October 31, 2023, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or Sub-Adviser (as applicable) or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or Sub-Adviser (as applicable).

Mr. Pittard and Ms. Ferrari serve as executive officers of the Funds. As of October 31, 2023, Mr. Pittard and Ms. Ferrari did not own shares of the Funds.

BOARD AND COMMITTEE STRUCTURE

The Board of each Fund is composed of five Trustees, four of whom are Independent Trustees. Each Fund divides the Board into three classes, with each class having a term of three years. Each year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three-year term.

Each Board has appointed Mr. Malone, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of a Board, generally.

Each Board holds regular quarterly meetings to consider and address matters involving the respective Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (the "Nominating Committee") (each discussed in more detail below) to assist each Board in the oversight and direction of the business affairs of the respective Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the respective Fund with respect to specific matters. The Board believes the Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

Each Nominating Committee and each Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Trustees. Each Committee member is also "independent" within the meaning of the NYSE listing standards. Each Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Board and Committee Meetings in Fiscal Year 2023

During the Funds' fiscal year ended October 31, 2023, the Boards of AGD, AOD and AWP each held five regular meetings. The Audit Committees of AGD, AOD and AWP each held two meetings; and the Nominating and Corporate Governance Committees of AGD, AOD and AWP each held two meetings. During the fiscal year ended October 31, 2023, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he or she served.

Audit Committee

Each Board has an Audit Committee consisting of all the Independent Trustees. In addition, the members of the Audit Committees are also "independent," as defined in the Funds' written Audit Committee Charters. The members of each Audit Committee are Ms. Yao, Mr. Malone and Mr. Sievwright. Mr. Sievwright serves as the Chair of each Audit Committee and is the Audit Committee Financial Expert.

The Audit Committees have each adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate, and recommend to the members of the Boards who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act), for their ratification, the selection, retention or termination, of the Funds' independent auditor and, in connection therewith, evaluate the terms of the engagements (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser or Sub-Adviser, if applicable, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Funds, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit Committee Charter also provides that the Committees shall review in advance, and consider approval of, any and all proposals by Funds' management or the Investment Adviser that the Funds, Investment Adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Funds and to consider whether such services are consistent with the independent auditor's independence. The written Charters for the Audit Committees are available at the Funds' websites at https://www.abrdnagd.com (for AGD), https://www.abrdnaod.com (for AOD) and https://www.abrdnawp.com (for AWP).

Service providers to the Funds, primarily the Investment Adviser, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Funds, the Boards oversee risk management of the Funds' investment program and business affairs. Oversight of the risk management process is part of the Boards' general oversight of the Funds and their service providers.

Nominating Committee; Consideration of Potential Trustee Nominees

Each Board has a Nominating Committee consisting of Independent Trustees. The members of the Nominating Committee are Ms. Yao, Mr. Malone and Mr. Sievwright. Mr. Malone serves as the Chair of the Nominating Committees.

Each Nominating Committee is responsible for overseeing Board governance and related Trustee practices, including selecting and recommending candidates to fill vacancies on the Board. The Nominating Committees will consider Trustee candidates recommended by shareholders of the Funds. Recommendations for consideration by a Nominating Committee should be sent to the Chair of the Nominating Committee in writing together with the appropriate biographical information concerning each such recommended nominee. In addition, shareholders may themselves nominate individuals for election to the Boards for the Funds if they follow the advance notice provisions in the Funds' By-Laws, as more fully set forth below in the "ADDITIONAL INFORMATION—Shareholder Proposals" section of this Joint Proxy Statement.

In identifying and evaluating nominees for Trustees, the Nominating Committees seek to ensure that the Boards possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Boards are comprised of trustees who have broad and diverse backgrounds. The Nominating Committees look at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if his or her election would further the goals described above, each Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, a Board believes that to be recommended as a nominee, whether by the Nominating Committees or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) be highly accomplished in his or her respective field; (4) have relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board and enhance his or her knowledge of the Fund's business. The Board has adopted a written Charter for the Nominating Committee, which is available at the Funds' websites at https://www.abrdnagd.com (for AGD) https://www.abrdnaod.com (for AOD) and https://www.abrdnawp.com (for AWP).

Board Oversight of Risk Management

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board's general oversight of the respective Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Funds' Investment Adviser, who carry out the Funds' investment management and business affairs and other service providers in connection with the services they provide to the Funds. The Investment Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of each Fund, the respective Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser and Sub-Adviser (as applicable) and each Fund's other service providers (including the Funds' transfer agent), the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. Each Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with the Board of Trustees

Shareholders who wish to communicate with Board members with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Board members c/o abrdn Inc. at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.Relations@abrdn.com.

Trustees Attendance at Annual Meetings of Shareholders

The Funds have not established a policy with respect to Trustee attendance at annual meetings of shareholders.

REPORTS OF THE AUDIT COMMITTEES; INFORMATION REGARDING THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on December 12, 2023, the Board of each Fund, including a majority of the Trustees who are not "interested persons," as defined under the 1940 Act, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for each Fund for the fiscal year ending October 31, 2024. Representatives from KPMG are not expected to be present at the Meetings to make a statement or respond to questions from shareholders. If requested by any shareholder by two (2) business days before the Meetings, a representative of KPMG will be present by telephone at the Meetings to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Each Fund's financial statements for the fiscal year ended October 31, 2023 were audited by KPMG. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with KPMG its independence with respect to the Fund. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. The Audit Committees have discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the respective Board that the audited financial statements of each Fund for the fiscal year ended October 31, 2023 be included in each Fund's most recent annual report filed with the SEC.

John Sievwright, Chair of the Audit Committee

Nancy Yao, Member of the Audit Committee

P. Gerald Malone, Member of the Audit Committee

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Funds' two most recent fiscal years ended October 31:

	2023			2022
	AGD	AOD	AWP	AGD	AOD	AWP
Audit Fees(1)	$50,000	$81,000	$56,500	$51,100	$69,270	$53,390
Audit-Related Fees(2)	—	—	—	—	—	—
Tax Fees(3)	$0	$0	$0	$0	$0	$0
All Other Fees(4)	—	—		—	—
Total	$50,000	$81,000	$56,500	$51,100	$69,270	$54,390

(1)  "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)  "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares.

(3)  "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

(4)  "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees".

All of the services described in the table above were pre-approved by the relevant Audit Committee.

Each Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to each Fund's Investment Adviser, and any service provider to a Fund controlling, controlled by or under common control with each Fund's Investment Adviser that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The following table shows the amount of fees that KPMG billed during the Funds' last two fiscal years for non-audit services to the Funds, the Investment Adviser, and a Covered Service Provider:

Fund	Fiscal Year Ended	Total Non-Audit Fees Billed to Fund*	Total Non-Audit Fees billed to Investment Adviser and Covered Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Investment Adviser and Covered Service Providers (all other engagements)	Total
AGD	October 31, 2023	$0	$0	$1,171,994	$1,171,994
	October 31, 2022	$0	$0	$1,108,929	$1,108,929
AOD	October 31, 2023	$0	$0	$1,171,994	$1,171,994
	October 31, 2022	$0	$0	$1,108,929	$1,108,929
AWP	October 31, 2023	$0	$0	$1,171,994	$1,171,994
	October 31, 2022	$0	$0	$1,108,929	$1,108,929

*  "Non-Audit Fees billed to Fund" for both fiscal years represent "Tax Fees" and "All Other Fees" billed to Funds in their respective amounts from the previous table.

Each Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate, and recommend to the Independent Trustees and to the Board for their ratification, the selection, retention or termination of, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. Each Audit Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons to employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

Each Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser and any entity controlling, controlled by, or under common control with any Covered Service Provider that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independent auditor's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Trustees from the Funds and by the Fund Complex of which the Funds are a part for the fiscal year ended October 31, 2023. All officers of the Funds are employees of and are compensated by abrdn Inc., the Funds' administrator, or an affiliate. None of the Funds' executive officers or Directors who are also officers or directors of abrdn Inc., the Investment Adviser or an affiliate received any compensation from any Fund for such period. None of the Funds have any bonus, profit sharing, pension or retirement plans.

Name of Trustee:	Aggregate Compensation from the Funds for Fiscal Year Ended October 31, 2023			Total Compensation From Fund and Fund Complex Paid To Trustees*
	AGD	AOD	AWP
Nominee For Independent Trustee:
John Sievwright	$18,426	$36,748	$21,471	$279,114
Interested Trustee:
Stephen Bird	N/A	N/A	N/A	N/A
Independent Trustees:
P. Gerald Malone	$19,833	$39,580	$23,143	$610,191
Todd Reit**	$5,620	$10,653	$6,146	$90,986
Nancy Yao	$16,157	$32,404	$18,915	$323,120

*  See the "Trustees" table for the number of funds within the Fund Complex that each Trustee services.

**  Mr. Reit was appointed to each Board effective June 13, 2023.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds' officers and Trustees, certain officers and directors of the Investment Adviser, Sub-Adviser (as applicable), and affiliates thereof, and persons who beneficially own more than 10% of the Funds' outstanding securities to electronically file reports of ownership of the Funds' securities and changes in such ownership with the SEC and the NYSE.

Based solely on each Fund's review of such forms filed on EDGAR or written representations from reporting persons that all reportable transactions were reported, to the knowledge of each Fund, during the fiscal year ended October 31, 2023, each Fund's officers, Trustees and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

Relationship of Trustees or Nominees with the Investment Adviser abrdn Investments Limited serves as the Investment Adviser to each Fund pursuant to individual advisory agreements dated May 4, 2018. The Investment Adviser with its registered office at 10 Queen's Terrace, Aberdeen, Scotland AB10 1XL, is a corporation organized under the laws of Scotland and a U.S. registered investment adviser. The Investment Adviser provides equity, fixed income and real estate advisory services, as well as alternative strategies.

abrdn Inc. serves as Sub-Adviser to AWP pursuant to a sub-advisory agreement dated May 4, 2018 and Administrator to the Funds pursuant to an administration agreement dated May 4, 2018. abrdn Inc. is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Investment Adviser and abrdn Inc. are each indirect subsidiaries of abrdn plc, which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland. Mr. Stephen Bird, a Trustee of the Funds, served as Chief Executive Officer of abrdn plc during the year ended October 31, 2023. Mr. Bird is also a shareholder of abrdn plc. Messrs. Andolina and Goodson and Mmes. Kennedy and Sitar, who serve as officers of the Funds, are also directors and/or officers of abrdn Inc. or the Investment Adviser.

In rendering investment advisory services, abrdn Inc. and the Investment Adviser may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the abrdn plc affiliates, including the Funds, as associated persons of the Investment Adviser and Sub-Adviser (as applicable). No remuneration is paid by the Funds with respect to the memorandum of understanding/personnel sharing arrangements.

EACH FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE.

ADDITIONAL INFORMATION

Sub-Administrator. State Street Bank & Trust Company, located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, serves as sub-administrator to the Funds.

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of each Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Funds, the Investment Adviser, abrdn Inc. or its affiliates.

EQ Fund Solutions, LLC ("EQ") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 per Fund and be reimbursed for its reasonable expenses, which are estimated to be $825-$1,350 for each Fund.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about April 8, 2024. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the date of the Meetings approach, certain shareholders of a Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Funds believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of April 1, 2024, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Funds because they possessed or shared voting or investment power with respect to a Fund's shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
AGD	Common Stock	First Trust Portfolios L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,279,739	9.17%
AOD	Common Stock	Morgan Stanley** 1585 Broadway New York, NY 10036 Parametric Portfolio Associates** 800 Fifth Avenue, Suite 2800 Seattle, WA 98104	7,212,516	6.8%

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
AOD	Common Stock	Allspring Global Investments Holdings, LLC*** Allspring Global Investments LLC*** Allspring Funds Management, LLC*** 525 Market Street, 10th Floor San Francisco, CA 94105	6,988,549	6.63%

*  These entities jointly filed a Schedule 13G for the share amount and percentage shown.

**  These entities jointly filed a Schedule 13G for the share amount and percentage shown.

***  These entities jointly filed a Schedule 13G for the share amount and percentage shown.

Shareholder Proposals.

Any Rule 14a-8 shareholder proposal to be considered for inclusion in the Funds' proxy statement and form of proxy for the annual meetings of shareholders to be held in 2024 should be received by the Secretary of the Funds no later than December 9, 2024. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Funds' proxy materials is referred to Rule 14a-8 under the 1934 Act.

Non-Rule 14a-8 proposals of business to be considered by the Funds' shareholders may be made at an annual meeting of shareholders (1) by or at the direction of the Boards of Trustees or (2) by any shareholder of a Fund who was a shareholder of record from the time the shareholder gave notice as provided in the Funds' By-Laws to the time of the annual meeting, who is entitled to vote at the annual meeting on any such business and who has complied with the By-Laws. Pursuant to each Fund's By-Laws, for any such business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Funds and such business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice shall set forth all information required under a Fund's By-Laws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund neither earlier than 9:00 a.m., Eastern Time, on the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day before the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, or in the event that no annual meeting was held the preceding year, notice by the shareholder will be timely if so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which public announcement of the date of such annual meeting is first made; the public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder's notice as described above.

In accordance with Rule 14a-4(c), each Fund may exercise discretionary voting authority with respect to any shareholder proposals for the Annual Meetings not included in the proxy statement and form of proxy card which are not submitted to the Funds within the timeframe indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances permitted by Rule 14a-4(c) and SEC guidance related thereto. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy card.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Joint Proxy Statement

Unless the Funds have received contrary instructions from shareholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at 1-800-522-5465. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465.

Other Business

The Investment Adviser knows of no business to be presented at the Meetings, other than the Proposals set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Trustees,

Megan Kennedy, Vice President and Secretary

abrdn Global Dynamic Dividend Fund

abrdn Total Dynamic Dividend Fund

abrdn Global Premier Properties Fund

ABRDN GLOBAL DYNAMIC DIVIDEND FUND PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 16, 2024

Please detach at perforation before mailing.

PROXY	ABRDN GLOBAL DYNAMIC DIVIDEND FUND

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2024

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Global Dynamic Dividend Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Katherine Corey, Andrew Kim and Robert Hepp, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Global Dynamic Dividend Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, May 16, 2024, at 9:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for Trustee.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

AGD_33188_041223

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

abrdn Global Dynamic Dividend Fund

Shareholders Meeting to be held on May 16, 2024, at 9:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: https://www.abrdnagd.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 8, 2024 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

Proposal	THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR TRUSTEE IN THE PROPOSAL.

1.	To elect one Class I Trustee of the Fund, for a three-year term until the 2027 Annual Meeting of Shareholders.

	FOR	WITHHOLD
01. John Sievwright	☐	☐

Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	AGD 33188	xxxxxxxx

ABRDN GLOBAL PREMIER PROPERTIES FUND PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 16, 2024

Please detach at perforation before mailing.

PROXY	ABRDN GLOBAL PREMIER PROPERTIES FUND

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2024

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Global Premier Properties Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Katherine Corey, Andrew Kim and Robert Hepp, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Global Premier Properties Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, May 16, 2024, at 10:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for Trustee.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

AWP_33188_041223

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

abrdn Global Premier Properties Fund

Shareholders Meeting to be held on May 16, 2024, at 10:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: https://www.abrdnawp.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 8, 2024 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

Proposal	THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR TRUSTEE IN THE PROPOSAL.

1.	To elect one Class I Trustee of the Fund, for a three-year term until the 2027 Annual Meeting of Shareholders.

	FOR	WITHHOLD
01. John Sievwright	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	AWP 33188	xxxxxxxx

ABRDN TOTAL DYNAMIC DIVIDEND FUND PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 16, 2024

Please detach at perforation before mailing.

PROXY	ABRDN TOTAL DYNAMIC DIVIDEND FUND

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2024

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Total Dynamic Dividend Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Katherine Corey, Andrew Kim and Robert Hepp, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Total Dynamic Dividend Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, May 16, 2024, at 9:30 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for Trustee.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

AOD_33188_041223

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

abrdn Total Dynamic Dividend Fund

Shareholders Meeting to be held on May 16, 2024, at 9:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: https://www.abrdnaod.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 8, 2024 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

Proposal	THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR TRUSTEE IN THE PROPOSAL.

1.	To elect one Class I Trustee of the Fund, for a three-year term until the 2027 Annual Meeting of Shareholders.

	FOR	WITHHOLD
01. John Sievwright	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	AOD 33188	xxxxxxxx